UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2008

Furniture Brands International, Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-00091	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

101 South Hanley Road, St. Louis, Missouri 63105

(Address of principal executive offices) (zip code)

(314) 863-1100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2008, Furniture Brands International, Inc. (the “Company”) announced that two members of its board of directors have indicated their intention to retire from the board upon completion of a new director selection process. The two directors, Richard B. Loynd and Albert E. Suter, will stand for re-election to the board at the company's annual meeting on May 1, 2008.

Important Additional Information

In connection with the 2008 Annual Meeting of Stockholders, the Company filed a proxy statement regarding the 2008 Annual Meeting with the U.S. Securities and Exchange Commission, and on March 31, 2008 mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the 2008 Annual Meeting, and on April 16, 2008 and April 24, 2008, mailed supplements to the proxy statement and an additional proxy card to stockholders entitled to vote at the 2008 Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The proxy statement, supplements and other documents (when available) relating to the 2008 Annual Meeting can be obtained free of charge from the SEC's website at http://www.sec.gov . These documents can also be obtained free of charge from the Company at the Company's website at http://www.furniturebrands.com under the ``Investor Info'' tab, or upon written request to Furniture Brands International, Inc., 101 South Hanley Road, Suite 1900, St. Louis, MO 63105, Attention: Corporate Secretary. In addition, copies of the Proxy Statement may be requested by contacting the Company's proxy solicitor, Morrow & Co., by telephone toll free at 800-607-0088.

The Company and its directors, director nominees and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2008 Annual Meeting.

Information regarding the interests of the directors, director nominees and executive officers of the Company in the solicitation is more specifically set forth in the definitive proxy statement and the proxy statement supplements that were filed by the Company with the SEC and which are available free of charge from the SEC and the Company, as indicated above.

Item 7.01	Regulation FD Disclosure

On April 24, 2008, the Company issued a press release announcing the intention of the directors to resign, as described in Item 5.01 herein. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by the Company, dated April 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Richard R. Isaak
Name: Richard R. Isaak
Title: Controller and Chief Accounting Officer

Dated: April 25, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company, dated April 24, 2008